EXHIBIT 10.24

EXECUTION COPY

CF INDUSTRIES HOLDINGS, INC.

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 7, 2005, by and among CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (the “Parent”), CF INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party to the Credit Agreement (as defined below) (each, together with the Parent, a “Loan Guarantor” and the Loan Guarantors, together with the Borrower, the “Loan Parties”), the Lenders (as defined below) signatory hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS

WHEREAS, each of the Loan Parties, the financial institutions party thereto as Lenders (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of August 16, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that certain provisions of the Credit Agreement be amended, and the Lenders signatory hereto and the Administrative Agent have agreed to the requested amendments, all as more fully set forth herein; and

WHEREAS, subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Credit Agreement as particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.           Definitions Used Herein.  Except where otherwise specified herein, capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in, or incorporated by reference into, the Credit Agreement.

Section 2.           Amendments.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)       Section 6.01(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) Guarantees by a Loan Party of Indebtedness of any other Loan Party if the primary obligation is expressly permitted elsewhere in this Section 6.01 (other than Indebtedness of the Parent except Indebtedness incurred pursuant to Section 6.01(o) and any extension, renewal, refinancing or replacement of such Indebtedness in accordance with Section 6.01(l));

(b)       Section 6.01(o) of the Credit Agreement is hereby amended by inserting the text “, determined without duplication,” immediately after the text “$300,000,000” appearing in such Section.

(c)       Section 6.01(v) of the Credit Agreement is hereby amended by inserting the text “and the Borrower” immediately after the text “of the Parent” appearing in such Section.

(d)       Section 6.06(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(m) the Borrower may make cash dividends to the Parent to make principal, interest and other payments with respect to Indebtedness of the Parent permitted by Section 6.01;

(e)       The first sentence of Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Parent shall not engage in any trade or business, or own any assets (other than the Equity Interests and Indebtedness for borrowed money of the Borrower, Permitted Investments and investments permitted under Section 6.04(o)) or incur any Indebtedness (other than the Obligations or Indebtedness of the Parent permitted pursuant to Section 6.01).

Section 3.           Representations and Warranties.  Each Loan Party hereby represents and warrants that, as of the date hereof, both before and immediately after giving effect to this Amendment:

(a)       Representations and Warranties.  All of the representations and warranties of such Loan Party contained in the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof (except, in each case, to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)       No Default.  No Default or Event of Default has occurred and is continuing.

(c)       Condition to Effectiveness of this Amendment.  This Amendment shall be effective as of the date hereof, upon satisfaction of the condition precedent that the Administrative Agent (or its counsel) shall have received from each Loan Party and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

Section 4.           Miscellaneous.

(a)       Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement as amended hereby or any other instrument or agreement referred to therein.  Each reference in the Credit Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Loan Documents to the Credit Agreement or to the “Credit Agreement” shall mean the Credit Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)       Costs, Fees and Expenses.  The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation of this Amendment

(c)       Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d)       Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(e)       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(f)        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY ANY SUCH PARTY PURSUANT TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

(Signature Page Follows)

CF INDUSTRIES HOLDINGS, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CF INDUSTRIES, INC., as the Borrower

By:	/s/ DENNIS W. BAKER
Name:	Dennis W. Baker
Title:	Treasurer

CF INDUSTRIES HOLDINGS, INC., as a Loan Guarantor

By:	/s/ DENNIS W. BAKER
Name:	Dennis W. Baker
Title:	Treasurer

MATLOK FERTILIZER COMPANY, INC., as a Loan Guarantor

By:	/s/ DENNIS W. BAKER
Name:	Dennis W. Baker
Title:	Treasurer

PHOSACID SERVICE & SUPPLY, INC., as a Loan Guarantor

By:	/s/ DENNIS W. BAKER
Name:	Dennis W. Baker
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, Issuing Bank, Lender and Swingline Lender

By:	/s/ PATRICK FRAVEL
Name:	Patrick Fravel
Title:	Vice President

BANK OF AMERICA, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ DAN PETRIK
Name:	Dan Petrik
Title:	Senior Vice President

Harris N.A., as a Lender

By:	/s/ JENNIFER WENDROW
Name:	Jennifer Wendrow
Title:	Vice President

RZB FINANCE LLC, as a Lender

By:	/s/ HERMINE KIROLOS
Name:	Hermine Kirolos
Title:	Group Vice President

By:	/s/ DAN DOBRJANSKYJ
Name:	Dan Dobrjanskyj
Title:	Vice President

Wells Fargo Bank, N.A., as a Lender

By:	/s/ MATTHEW J. REILLY
Name:	Matthew J. Reilly
Title:	Vice President